UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                September 9, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                              FORTUNA GAMING CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                                         98-0389183
-------------------------------              -----------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


 3199 East Warm Springs Road, Ste 200
      Las Vegas, Nevada                                          89120
      -----------------                                          -----
(Address of principal executive offices)                       (Zip Code)

                                  888-304-1055
                            ------------------------
                            Issuer's telephone number


                            MoneyFlow Capital Corp.,
                            ------------------------

                 302-850 W. Hastings St., Vancouver, BC, V6C 1E1
                 -----------------------------------------------
          (Former name or former address, if changed since last report)


           Check the appropriate box below if the Form 8-K filing is
        intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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
ITEM 8.01   OTHER EVENTS

The attached announcement was released to the news media on September 9, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         99.1  Press Release dated September 9, 2005

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FORTUNA GAMING CORP.


Date: September 9, 2005                              By: /s/  Douglas Waugh
                                                         -------------------
                                                         Director